UNITED STATES
SECURITIES AND EXCHANGE
COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2006

Citi Trends, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-123028	52-2150697
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

102 Fahm Street, Savannah, Georgia 31401
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On August 15, 2006, the Board of Directors of Citi Trends, Inc. (the “Company”) amended the Company’s 1999 Allied Fashion, Inc. Stock Option Plan (the “1999 Plan”) and the Citi Trends, Inc. 2005 Long-Term Incentive Plan (the “2005 Plan,” and together with the 1999 Plan, the “Plans”) to permit the exercise price of stock options granted under the Plans to be satisfied through various means, including net share settlements.  The ability to exercise stock options through net share settlements will apply (i) to the extent permitted under the Plans, to all currently outstanding stock options granted under the Plans, except to the extent that any such options are intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended, and (ii) to all future stock options granted under the Plans.

Item 2.02. Results of Operations and Financial Condition.

On August 16, 2006, the Company issued a press release reporting its financial results for the thirteen and twenty-six weeks ended July 29, 2006 (the “Earnings Announcement”). A copy of the Earnings Announcement is attached to this Current Report on Form 8-K (“Current Report”) as Exhibit 99.1 and the contents of which are incorporated herein solely for purposes of this Item 2.02 disclosure. On August 16, 2006, the Company held a conference call to discuss its financial results for the thirteen and twenty-six weeks ended July 29, 2006. A transcript of that conference call is attached to this Current Report as Exhibit 99.2.

With regard to the non-GAAP financial measure referenced in Exhibit 99.2 and for which a reconciliation is provided in Exhibit 99.1, the Company believes the exclusion of the one-time termination fee (as described), which was incurred in the quarter ended July 30, 2005, is useful in providing more accurate and meaningful comparable period results against which to evaluate the Company’s current period results

The information in this Item 2.02, including the exhibits attached to this Current Report, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report, including the exhibits, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

Item 7.01. Regulation FD Disclosure.

A copy of the Earnings Announcement is being furnished by being attached hereto as Exhibit 99.1 and a copy of the transcript for the conference call held on August 16, 2006 is being furnished by being attached hereto as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

99.1	Press Release dated August 16, 2006

99.2	Transcript of conference call held by Citi Trends, Inc. on August 16, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: August 18, 2006
	By:	/s/ Thomas W. Stoltz
		Name:	Thomas W. Stoltz
		Title:	Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated August 16, 2006

99.2	Transcript of conference call held by Citi Trends, Inc. on August 16, 2006